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                                 EXHIBIT 10.21

                      EIGHTH AMENDMENT TO CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this "Agreement") is entered into as of May 29, 2002, by and between INVIVO CORPORATION, a Delaware corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").

                                    RECITALS

      WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of October 6, 1998, as amended from time to time ("Credit Agreement").

      WHEREAS, LUMIDOR SAFETY CORPORATION is no longer a wholly-owned subsidiary of Borrower, and Bank and Borrower have agreed to amend the Credit Agreement to reflect said change.

      NOW , THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Credit Agreement shall be amended as follows:

      1. Section 1.2(a) is hereby amended by deleting "LUMIDOR SAFETY CORPORATION," from the definition of "subsidiaries" therein. Bank and Borrower each acknowledge that LUMIDOR SAFETY CORPORATION no longer has any of the rights or obligations of a Subsidiary under the Credit Agreement and that the guaranty by LUMIDOR SAFETY CORPORATION of and its pledge of collateral as security for, the obligations of Borrower to Bank are hereby released.

      2. Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment. This Amendment and the Credit Agreement shall be read together, as one document.

      3. Borrower hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.


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      IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed as of the day and year first written above.

                                          WELLS FARGO BANK,
INVIVO CORPORATION                           NATIONAL ASSOCIATION


By: __________________________________    By: __________________________________
        James B. Hawkins                            Russ Rizzardi
        President                                   Vice President


By: __________________________________
       John F. Glenn
       Vice President-Finance